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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            _______________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                       Date of Report:  January 26, 1996
                                        ----------------
                       (Date of earliest event reported)



                             HELLER FINANCIAL, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)



                  1-6157                    36-1208070
                  ------                    ----------
         (Commission File Number)  (IRS Employer Identification Number)


          500 West Monroe Street, Chicago, Illinois         60661
          -----------------------------------------         -----
           (Address of principal executive offices)       (Zip Code)


                                 (312) 441-7000
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 5.    OTHER EVENTS
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On January 26, 1996, Heller Financial, Inc. (the "Registrant") released its earnings for calendar year 1995.  A copy of the release is attached.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
-------  ---------------------------------

(c)  Exhibits

99   Heller Financial, Inc. - Report of 1995 Net Income, dated January 26, 1996



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 29, 1996
       -----------------



                              HELLER FINANCIAL, INC.



                              By:     /s/ Lawrence G. Hund
                                      ----------------------
                                      Lawrence G. Hund
                              Title:  Senior Vice President
                                      and Controller

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                                 EXHIBIT INDEX



Exhibit                                                 Sequentially
Number                                                  Numbered Pages
------                                                  --------------

99        Heller Financial, Inc. - Report of 1995 Net       4 - 8
          Income, dated January 26, 1996

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